                                                                  EXHIBIT 3(a)
                             File Number 4791-313-6
                                         ----------

                                STATE OF ILLINOIS
                                    OFFICE OF
                             THE SECRETARY OF STATE

Whereas,  ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF


                           PEOPLES ENERGY CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE

OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF

ILLINOIS, IN FORCE JULY 1, A.D. 1984.



Now, Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.
     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 3rd day of March A.D. 1995 and of the Independence of the United States the two hundred and 19th.



                                        /s/George H. Ryan
(SEAL)                                  Secretary of State


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FORM BCA-10.30           ARTICLES OF AMENDMENT         File #4791-313-6

--------------------------------------------------------------------------------
(Rev. Jan. 1995)
--------------------------------------------------------------------------------
George H. Ryan                                         SUBMIT IN DUPLICATE
Secretary of State                                     This space for use by
Department of Business                                 Secretary of State
Services
Springfield, IL  62756
Telephone (217) 782-1832           FILED               Date 03-03-95
                                   MAR 3 1995          Franchise Tax   $
Remit payment in check             GEORGE H. RYAN      Filing Fee*     $25.00
or money order, payable to         SECRETARY OF STATE  Penalty         $
"Secretary of State."
                                                       Approved: MA
*The filing fee for articles of amendment - $25.00
--------------------------------------------------------------------------------
1.   CORPORATE NAME:  PEOPLES ENERGY CORPORATION
                      --------------------------------------------------
                                                                 (Note 1)

2.   MANNER OF ADOPTION OF AMENDMENT:
        The following amendment of the Articles of Incorporation was adopted on February 24, 1995 in the manner indicated below. ("X" one box only)

     [ ] By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;
                                                                 (Note 2)

     [ ] By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of
          adoption of this amendment;                            (Note 2)

     [ ] By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being
          required for the adoption of the amendment;            (Note 3)

     [X] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of
          incorporation were voted in favor of the amendment;    (Note 4)

     [ ] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice
          in accordance with Section 7.10;                       (Notes 4&5)

     [ ] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                 (Note 5)

3.   TEXT OF AMENDMENT:
     a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.
          Article I:  The name of the corporation is:
--------------------------------------------------------------------------------
                                   (NEW NAME)

                 all changes other than name, include on page 2
                                     (over)


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                                Text of Amendment



b. (If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

     (See attached pages)

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     The Articles of Incorporation are amended by adding the following new
Article Ten and Article Eleven thereto:

                                   ARTICLE TEN

               No director of the corporation shall be liable to the corporation or to the shareholders of the corporation for monetary damages for breach of fiduciary duties as a director, provided that this Article Ten shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 8.65 of the Illinois Business Corporation Act of 1983, as amended or (iv) for any transaction from which the director derived an improper personal benefit. This Article Ten shall not eliminate or limit the liability of a director of the corporation for any act or omission occurring before the date on which this Article Ten becomes effective. Any repeal or modification of this Article Ten by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

                                 ARTICLE ELEVEN

Paragraph 1:   The corporation shall indemnify, to the fullest extent permitted under the laws of the State of Illinois and any other applicable laws, as they now exist or as they may be amended in the future, any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, an action by or in the right of the corporation), by reason of the fact that he or she is or was a director, officer or employee of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding.

Paragraph 2:   Expenses incurred by such a director, officer or employee in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding to the fullest extent permitted under the laws of the State of Illinois and any other applicable laws, as they now exist or as they may be amended in the future.

Paragraph 3:   The board of directors may, by resolution, extend the provisions of this Article Eleven regarding indemnification and the advancement of expenses to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact he or she is or was an agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

Paragraph 4:   The rights provided by or granted under this Article Eleven are not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled.

Paragraph 5:   The indemnification and advancement of expenses provided by or granted under this Article Eleven shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of that person.

4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows:
     (If not applicable, insert "No change")

          No change.

5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (if not applicable, insert "No change")

          No change.

     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

          No change.
                                        Before Amendment    After Amendment

                      Paid-in Capital   $                   $
                                         ---------------     --------------

   (Complete either Item 6 or 7 below.  All signatures must be in BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated March 2, 1995                     PEOPLES ENERGY CORPORATION
                                        --------------------------
                                        (Exact Name of Corporation at date of
                                        execution)

attested by /s/Emmet P. Cassidy         by /s/Kenneth S. Balaskovits
            -------------------            -------------------------
            (Signature of Secretary)    (Signature of Vice President)

Emmet P. Cassidy, Secretary             Kenneth S. Balaskovits, Vice President
---------------------------             --------------------------------------
(Type or Print Name and Title)          (Type or Print Name and Title)

7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.
                                       OR

     If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

Dated                 , 19
--------------------      ---

----------------------            --------------------
----------------------            --------------------
----------------------            --------------------
----------------------            --------------------

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                             NOTES and INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. (Section 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only seven instances, as follows:
          (a) to remove the names and addresses of directors named in the articles of incorporation;
          (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to
              Section 5.10 is also filed;
          (c) to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected.
          (d) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
          (e) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp", "inc.", "co.," or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
          (f) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.05,
          (g) to restate the articles of incorporation as currently amended. (Section 10.15)

NOTE 4: All amendments not adopted under Section 10.10 or Section 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

          Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

          To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least 2/3 vote within each class is required).

          The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than
          a majority within each class when class voting applies.     (Section
          10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the
          amendment.     (Sections 7.10 & 10.20)


C-173.9

File #D4791-313-6

Form BCA-5.10
     NFP-105.10
     (Rev. Jan. 1995)

George H. Ryan
Secretary of State
Department of Business
Services
Springfield, IL  62756
Telephone (217) 782-3647                               SUBMIT IN DUPLICATE

STATEMENT OF                       FILED               This space for use by
CHANGE                             MAR 8 1995          Secretary of State
OF REGISTERED AGENT
AND/OR REGISTERED                  GEORGE H. RYAN      Date  03-08-95
OFFICE                             SECRETARY OF STATE
                                                       Filing Fee          $ 5

                                                       Approved: MA

                                   PAID                Remit payment in check or
                                                       money order, payable to
                                   MAR 8 1995          "Secretary of State"

1.   CORPORATE NAME:     Peoples Energy Corporation
                         --------------------------

2.   STATE OR COUNTRY OF INCORPORATION: Illinois
                                        --------
--------------------------------------------------------------------------------
3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (before change):

     Registered Agent    Emmet          P.             Cassidy
                         -------------------------------------------------------
                         First Name     Middle Name    Last Name
     Registered Office   122 S. Michigan Avenue
                         -------------------------------------------------------
                         Number    Street    Suite No. (A.P.O. Box alone is not
                                                        acceptable)
                         Chicago             60603     Cook
                         -------------------------------------------------------
                         City                Zip Code  County

4. Name and address of the registered agent and registered office shall be (after all changes herein reported):

     Registered Agent    Emmet          P.             Cassidy
                         -------------------------------------------------------
                         First Name     Middle Name    Last Name
     Registered Office   130 E. Randolph Drive
                         -------------------------------------------------------
                         Number    Street    Suite No. (A.P.O. Box alone is not
                                                        acceptable)
                         Chicago        60601          Cook
                         -------------------------------------------------------
                         City           Zip Code       County

                           AFTER RECORDING RETURN TO:

                                 Frankie Shaffer
                           Peoples Energy Corporation
                          130 East Randolph Dr. 24th FL
                                Chicago, IL 60601

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.   The above change was authorized by:  ("X" one box only)
     a.[ ]     By resolution duly adopted by the board of directors.  (Note 5)
     b.[X]     By action of the registered agent.                     (Note 6)

     NOTE: When the registered agent changes, the signatures of both president and secretary are required.
7.   (If authorized by the board of directors, sign here.  See Note 5)
     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated                19,
     ---------------    -------   -----------------------------------
                                        (Exact Name of Corporation)
attested by                             by
           ----------------------------     -------------------------
           (Signature of Secretary or          (Signature of Vice
              Assistant Secretary)                 President)

     ----------------------------------      ------------------------
     (Type or Print Name and Title)          (Type or Print Name and Title)

(If change of registered office by registered agent, sign here.  See Note 6)

     The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated  February 17, 1995                      /s/Emmet P. Cassidy
       -----------------                      -------------------
                                             (Signature of Registered
                                                 Agent of Record)

                                      NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address; a post office box number alone is not acceptable.

3.   A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the president (or vice-president) and by the secretary (or an assistant secretary).

6. The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.